                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 3, 1998


                             HIGHLAND BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                              95-4654552
--------                    ------------------------                  ----------
(State or other             (Commission file number)               (IRS Employer
jurisdiction of incorporation)                               Identification No.)


            601 South Glenoaks Boulevard, Burbank, California  91502
            --------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (818) 848-4265
                                                           --------------

                                  Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events

     On December 16, 1997 (the "Effective Date"), Highland Bancorp, Inc., a Delaware corporation (the "Company") became the holding company of Highland Federal Bank, a federally chartered savings bank (the "Bank"), in accordance with the terms of a Plan of Reorganization and Agreement of Merger, dated December 3, 1997 (the "Reorganization Agreement"), by and between the Company, the Bank and Highland Federal Interim Savings Bank ("Interim"), an interim federal savings bank formed for the sole purpose of effecting the reorganization of the Bank into a holding company form of organization (the "Reorganization"). Pursuant to the Reorganization Agreement: (i) the Company was organized as a wholly owned subsidiary of the Bank; (ii) Interim was organized as a wholly owned subsidiary of the Company; and (iii) Interim was merged with and into the Bank, with the Bank as the surviving corporation, and with the result that, by operation of law, the Bank became a wholly owned subsidiary of the Company. On the effective date of the Reorganization, each issued and outstanding share of the common stock of the Bank (the "Bank Common Stock") was converted, by operation of law, into one share of common stock of the Company (the "Company Common Stock").
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     Pursuant to the Reorganization Agreement, as of the Effective Date, the
Company assumed the Bank's 1994 Stock Option and Performance Share Award Plan (the "Stock Option Plan"). Pursuant to the Stock Option Plan as assumed, the Company will issue shares of Company Common Stock in lieu of shares of Bank Common Stock upon the exercise of options or the grant of certain other awards pursuant to the plan. The Company intends to file, concurrently with this Current Report on Form 8-K, a registration statement on Form S-8 to register under the Securities Act of 1933, as amended (the "Securities Act"), 263,700 shares of Company Common Stock issuable pursuant to the Stock Option Plan, and such indeterminate number of shares of Company Common Stock as may become available for issuance pursuant to the Stock Option Plan as a result of the adjustment provisions thereof.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

     a.   Financial Statements of businesses acquired.
          -------------------------------------------
          Not applicable.

     b.   Pro forma financial information.
          -------------------------------
          Not applicable.

     c.   Exhibits.


Exhibit No.     Description
-----------     -----------

   2.1          Plan of Reorganization and Agreement of Merger, filed as Exhibit A to the
                Proxy Statement/Prospectus included in the Registration Statement on Form S-
                4 filed by the Company with the Commission on October 28, 1997 (File No.
                333-38911), and incorporated herein by reference.

   4.1          Form of Stock Certificate, filed as Exhibit 4.1 to the Registration Statement on
                Form S-4 filed by the Company with the Commission on October 28, 1997
                (File No. 333-38911), and incorporated herein by reference.

  99.1          Annual Report of the Bank on Form 10-K for the year ended December 31,
                1996, as filed with the Office of Thrift Supervision (the "OTS").

  99.2          Quarterly Report of the Bank on Form 10-Q for the quarter ended March 31,
                1996, as filed with the OTS.

  99.3          Proxy Statement, dated April 1, 1997, distributed to shareholders of the
                Bank in connection with the Bank's Annual Meeting of Shareholders held on
                April 23, 1997, as filed with the OTS.

Exhibit No.     Description
-----------     -----------
  99.4          Quarterly Report of the Bank on Form 10-Q for the quarter ended June 30,
                1997, as filed with the OTS.

  99.5          Quarterly Report of the Bank on Form 10-Q for the quarter ended
                September 30, 1997, as filed with the OTS.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      HIGHLAND BANCORP, INC.


Dated:  February 3, 1998              By: /s/ Anthony L. Frey
                                         -------------------------------
                                         Anthony L. Frey
                                         Executive Vice President
                                         and Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

    2.1         Plan of Reorganization and Agreement of Merger, filed as Exhibit A to the Proxy Statement/Prospectus included in the Registration Statement on
                Form S-4 filed by the Company with the Commission on October 28,
                1997 (File No. 333-38911), and incorporated herein by reference.

    4.1         Form of Stock Certificate, filed as Exhibit 4.1 to the Registration
                Statement on Form S-4 filed by the Company with the Commission on
                October 28, 1997 (File No. 333-38911), and incorporated herein by reference.

   99.1         Annual Report of the Bank on Form 10-K for the year ended December
                31, 1996, as filed with the Office of Thrift Supervision (the "OTS").

   99.2         Quarterly Report of the Bank on Form 10-Q for the quarter ended March
                31, 1996, as filed with the OTS.

   99.3         Proxy Statement, dated April 1, 1997, distributed to shareholders of the
                Bank in connection with the Bank's Annual Meeting of Shareholders held on April 23, 1997, as filed with the OTS.

   99.4         Quarterly Report of the Bank on Form 10-Q for the quarter ended June
                30, 1997, as filed with the OTS.

   99.5         Quarterly Report of the Bank on Form 10-Q for the quarter ended
                September 30, 1997, as filed with the OTS.